FLAHERTY & CRUMRINE TOTAL RETURN FUND

To the Shareholders of Flaherty & Crumrine Total Return Fund:

FLC’s fiscal 2014 got off to a strong start, as preferred securities continued to recover from 2013’s mid-year swoon. Total return on net asset value1 was +4.5% for the first fiscal quarter.2 Market price performance was even better: The Fund’s market price discount to NAV narrowed, generating total return on market value for the fiscal quarter of +8.8%.

After a difficult stretch during the second half of 2013, the preferred securities market seemed ripe for recovery, and it didn’t disappoint. One probably would not have concluded that in December, however, when long-term interest rates rose to their highest levels of the year (nearly 4% for the 30-year Treasury bond) after the Federal Reserve began to taper its securities purchases. Many holders of preferred securities—particularly $25-par issues—sold them to book tax losses before year-end. Such selling pressure hurt prices even more. Preferred securities’ prices ended 2013 at or near their lows for the year.

As 2014 began, preferred securities started to turn around. Unusually cold temperatures and heavy snowfall blanketed much of the United States from December through February, dampening economic activity. Job growth sputtered, personal spending eased and housing activity slowed. The 30-year Treasury bond yield drifted back down to finish the fiscal quarter at 3.58%, 0.23% lower than where it started in December. Meanwhile, fundamental credit conditions—profits, balance sheets and loan performance, among others—continued to improve for most preferred issuers.

As fears of sharply higher interest rates faded and tax-loss selling ran its course, preferred investors returned to the market. And they had company! Some investors who typically focus on other fixed-income markets, such as corporate or high-yield bonds, also bought preferred securities, attracted by their higher yields in an otherwise low-yield environment. Those other fixed-income markets dwarf the preferred market in size, so even a small reallocation to preferreds inside a bond portfolio can translate into a lot of dollars being invested in preferreds. Demand for preferred securities picked up noticeably.

Among major issuers, financial companies, especially banks, are adapting to new rules and regulations implemented since the financial crisis. Regular readers of our letters will recall many discussions about Basel III and other regulatory pronouncements. These regulations are intended to strengthen balance sheets and improve transparency—positives for preferred investors. In almost every case in the U.S. and abroad, preferred securities are, or will be, an integral component of capital. As a result, we have seen and will continue to see a steady supply of new preferred issues. However, new issuance has been modest in size and readily absorbed by investors; and spreads on these and secondary-market issues have gradually compressed.

Although interest-rate fears have receded recently, we know many Fund investors remain concerned about the possibility of rising interest rates. Three observations. First, although preferred security prices tend to move with intermediate and long-term Treasury yields, their correlation is not perfect. Yields on preferred securities are high relative to Treasuries and corporate bonds, and they should be able to absorb some increase in Treasury yields while still generating positive total returns. We think improving credit fundamentals support that view.

[1]	Following methodology required by the SEC, total return assumes dividend reinvestment and includes income and principal change, plus the impact of the Fund’s leverage and expenses.
[2]	December 1, 2013—February 28, 2014

Second, as the Fund’s experience in 2013’s third fiscal quarter demonstrated, prices of preferred securities can fall when interest rates increase significantly. However, preferred securities pay dividends year-in and year-out. If we have picked our credits correctly, over time, those dividends can turn modest principal losses into positive total returns. Shareholders probably will have to live through some quarter-to-quarter volatility, but we think prospective returns on preferred securities remain attractive for long-term investors.

Third, there are a number of ways we can manage interest-rate risk in a portfolio of preferred securities, even if we exclude outright interest-rate hedging (something the Fund has not done since 2008). In particular, so-called “fixed-to-floating rate” preferred securities can offer attractive yields with only intermediate duration or interest-rate risk. A typical such security starts with a coupon rate that is fixed for five or 10 years and then floats at a margin over an index (usually 3-month LIBOR). These preferred securities have credit risk similar to fixed-rate issues, but they can have much less interest-rate risk. Of course, not all fixed-to-floating rate preferred securities are the same, and none are riskless. Investors need to evaluate each issue’s creditworthiness, terms and conditions carefully, something we spend a lot of time doing. As of February 28, 2014, roughly 46% of the Fund’s portfolio was comprised of fixed-to-floating rate issues, and they fit well with our market outlook.

We expect economic growth to improve in the second quarter as weather effects fade. We don’t think weather was the whole story behind sluggish first-quarter growth, but it was an important factor, and one that inevitably will thaw come spring. Stronger growth may push interest rates higher once again. However, for 2014 as a whole, we foresee modest economic growth, improving credit conditions and accommodative monetary policy. That should translate into gradually (if erratically) rising Treasury rates along with narrower yield spreads on preferred securities. Investors should be prepared for some volatility over coming quarters, but we think “coupon” or “coupon minus a bit” returns on preferred securities should remain attractive for long-term investors.

As always, we encourage you to visit the Fund’s website, www.preferredincome.com, for current information on preferred-securities markets, the Fund and the broader economy.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team:

R. Eric Chadwick

Donald F. Crumrine

Robert M. Ettinger

Bradford S. Stone

March 31, 2014

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OVERVIEW

February 28, 2014 (Unaudited)

Fund Statistics

Net Asset Value	$19.95

Market Price	$19.25

Discount	3.51%

Yield on Market Price	8.48%

Common Stock Shares Outstanding	9,897,817

Moody’s Ratings	% of Net Assets†

A	2.7%

BBB	57.6%

BB	33.0%

Below “BB”	0.1%

Not Rated*	5.2%

Below Investment Grade**	18.0%

*	Does not include net other assets and liabilities of 1.4%.
**	Below investment grade by all of Moody’s, S&P and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

Liberty Mutual Group	5.3%

JPMorgan Chase	4.7%

MetLife	4.1%

Banco Santander, S.A.	3.9%

HSBC PLC	3.9%

Unum Group	3.7%

Barclays Bank PLC	3.2%

Axis Capital Holdings Ltd	3.0%

Goldman Sachs Group	3.0%

Wells Fargo & Company	3.0%

% of Net Assets***†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	48%

Holdings Generating Income Eligible for the Corporate Dividend Received Deduction (DRD)	31%

***	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.
†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS

February 28, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — 90.7%
	Banking — 39.0%
6,700	Astoria Financial Corp., 6.50% Pfd., Series C	$159,142	*
	Banco Santander, S.A.:
439,755	Banco Santander, 10.50% Pfd., Series 10	11,786,094	**(1)(3)
	Bank of America:
15,000	Countrywide Capital V, 7.00% Pfd. 11/01/36	379,372
	Barclays Bank PLC:
$3,600,000	Barclays Bank PLC, 6.278%	3,551,926	**(1)(3)
81,750	Barclays Bank PLC, 7.10% Pfd.	2,091,983	**(3)
8,800	Barclays Bank PLC, 7.75% Pfd., Series 4	226,688	**(3)
150,000	Barclays Bank PLC, 8.125% Pfd., Series 5	3,885,000	**(1)(3)
$3,775,000	BNP Paribas, 7.195%, 144A****	4,015,656	**(1)(2)(3)
	Citigroup:
100,370	Citigroup, Inc., 6.875% Pfd., Series K	2,611,778	*
56,850	Citigroup, Inc., 7.125% Pfd., Series J	1,515,052	*
22,500	City National Corp, 6.75% Pfd., Series D	604,800	*
	CoBank ACB:
12,500	CoBank ACB, 6.125% Pfd., Series G, 144A****	1,082,813	*
25,000	CoBank ACB, 6.25% Pfd., 144A****	2,518,750	*(1)
$10,000,000	Colonial BancGroup, 7.114%, 144A****	15,000	(4)(5)††
30,500	Cullen/Frost Bankers, Inc., 5.375% Pfd., Series A	665,281	*
146,000	Fifth Third Bancorp, 6.625% Pfd., Series I	3,881,045	*
	First Horizon:
875	First Tennessee Bank, Adj. Rate Pfd., 3.75%(6), 144A****	590,898	*
3	FT Real Estate Securities Company, 9.50% Pfd., 144A****	3,577,500
140,750	First Niagara Financial Group, Inc., 8.625% Pfd.	3,982,029	*(1)
12,137	First Republic Bank, 6.70% Pfd.	305,397	*
	Goldman Sachs Group:
$8,693,115	Goldman Sachs Capital I, 6.345% 02/15/34	9,078,655	(1)
	HSBC PLC:
$1,400,000	HSBC Capital Funding LP, 10.176%, 144A****	2,026,500	(1)(3)
200,000	HSBC Holdings PLC, 8.00% Pfd., Series 2	5,374,500	**(1)(3)
$200,000	HSBC USA Capital Trust I, 7.808% 12/15/26, 144A****	203,250
$275,000	HSBC USA Capital Trust II, 8.38% 05/15/27, 144A****	279,556	(1)
59,109	HSBC USA, Inc., 6.50% Pfd., Series H	1,475,881	*(1)
	ING Groep NV:
30,000	ING Groep NV, 6.375% Pfd.	738,000	**(3)
50,000	ING Groep NV, 7.05% Pfd.	1,273,075	**(3)
31,425	ING Groep NV, 7.20% Pfd.	801,416	**(3)
57,500	ING Groep NV, 7.375% Pfd.	1,474,300	**(3)

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	JPMorgan Chase:
$750,000	JPMorgan Chase & Company, 6.00%, Series R	$750,000	*
$5,100,000	JPMorgan Chase & Company, 6.75%, Series S	5,380,500	*
$7,000,000	JPMorgan Chase & Company, 7.90%, Series I	7,890,400	*(1)
$1,000,000	Lloyds Banking Group PLC, 6.657%, 144A****	1,000,000	**(3)
	M&T Bank Corporation:
$1,500,000	M&T Bank Corporation, 6.450%, Series E	1,558,125	*
$3,050,000	M&T Bank Corporation, 6.875%, Series D, 144A****	3,055,389	*(1)
	Morgan Stanley:
32,800	Morgan Stanley, 6.875%, Pfd., Series F	848,864	*
74,700	Morgan Stanley, 7.125%, Pfd., Series E	2,002,072	*
74,845	PNC Financial Services Group, Inc., 6.125% Pfd., Series P	1,955,139	*(1)
$2,515,000	RaboBank Nederland, 11.00%, 144A****	3,326,087	(1)(3)
	Royal Bank of Scotland:
5,000	Royal Bank of Scotland Group PLC, 6.40%, Pfd., Series M	114,100	**(3)
10,000	Royal Bank of Scotland Group PLC, 6.60% Pfd., Series S	230,700	**(3)
	Sovereign Bancorp:
3,000	Sovereign REIT, 12.00% Pfd., Series A, 144A****	3,998,382
23,000	US Bancorp, 6.50%, Pfd., Series F	638,970	*
	Wells Fargo:
39,600	Wells Fargo & Company, 6.625% Pfd., Series R	1,059,696	*(1)
550	Wells Fargo & Company, 7.50% Pfd., Series L	648,106	*(1)
$1,458,000	Wells Fargo & Company, 7.98%, Series K	1,669,410	*
198,700	Wells Fargo & Company, 8.00% Pfd., Series J	5,697,226	*(1)
	Zions Bancorporation:
$1,500,000	Zions Bancorporation, 7.20%, Series J	1,560,000	*(1)
5,000	Zions Bancorporation, 6.30% Pfd., Series G	124,375	*
125,000	Zions Bancorporation, 7.90% Pfd., Series F	3,537,500	*(1)
		117,216,378

	Financial Services — 1.9%
	Credit Suisse Group:
$686,000	Claudius, Ltd. - Credit Suisse AG, 7.875%, Series B, 144A****	706,580	(3)
$2,300,000	General Electric Capital Corp., 7.125%, Series A	2,614,658	*(1)
	HSBC PLC:
94,897	HSBC Finance Corporation, 6.36% Pfd., Series B	2,302,438	*
		5,623,676

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Insurance — 25.8%
	Ace Ltd.:
$1,550,000	Ace Capital Trust II, 9.70% 04/01/30	$2,255,250	(1)(2)(3)
$1,875,000	Aon Corporation, 8.205% 01/01/27	2,298,825	(1)
75,000	Arch Capital Group, Ltd., 6.75% Pfd., Series C	1,879,687	**(1)(3)
10,000	Aspen Insurance Holdings Ltd., 5.95%, Pfd.	250,600	**(3)
	AXA SA:
$1,516,000	AXA SA, 6.379%, 144A****	1,580,430	**(1)(2)(3)
$500,000	AXA SA, 8.60% 12/15/30	646,250	(3)
358,650	Axis Capital Holdings Ltd., 6.875% Pfd., Series C	9,085,501	**(1)(3)
160,000	Delphi Financial Group, 7.376% Pfd. 05/15/37	3,990,000	(1)(2)
39,000	Endurance Specialty Holdings, 7.50% Pfd., Series B	1,026,188	**(3)
$6,314,000	Everest Re Holdings, 6.60% 05/15/37	6,369,247	(1)(2)
$8,300,000	Liberty Mutual Group, 10.75% 06/15/58, 144A****	12,616,000	(1)(2)
	MetLife:
$2,855,000	MetLife, Inc., 10.75% 08/01/39	4,311,050	(1)(2)
$888,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	1,041,180	(1)(2)
$5,335,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	6,975,512	(1)
31,000	PartnerRe Ltd., 7.250% Pfd., Series E	800,110	**(3)
75,000	Principal Financial Group, 6.518% Pfd., Series B	1,880,438	*(1)
$1,000,000	Prudential Financial, Inc., 5.625% 06/15/43	1,037,500	(1)(2)
	QBE Insurance:
$1,400,000	QBE Capital Funding III Ltd., 7.25% 05/24/41, 144A****	1,461,545	(1)(3)
$3,000,000	StanCorp Financial Group, 6.90% 06/01/67	3,030,000	(1)(2)
	The Travelers Companies:
$3,184,800	USF&G Capital, 8.312% 07/01/46, 144A****	3,998,007	(1)(2)
	Unum Group:
$2,490,000	Provident Financing Trust I, 7.405% 03/15/38	2,755,421	(1)
	XL Group PLC:
$8,250,000	XL Capital Ltd., 6.50%, Series E	8,177,813	(1)(3)
		77,466,554

	Utilities — 15.8%
6,050	Alabama Power Company, 6.45% Pfd.	159,380	*(1)
33,700	Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993	3,421,605	*(1)
	Commonwealth Edison:
$3,160,000	COMED Financing III, 6.35% 03/15/33	3,112,600	(1)(2)
$3,100,000	Dominion Resources, Inc., 7.50% 06/30/66	3,371,250	(1)(2)
83,000	Entergy Arkansas, Inc., 6.45% Pfd.	2,077,598	*(1)

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Utilities — (Continued)
59,850	Entergy Louisiana, Inc., 6.95% Pfd.	$5,996,222	*(1)
70,791	Georgia Power Company, 6.50% Pfd., Series 2007A	7,256,078	*(1)
17,800	Indianapolis Power & Light Company, 5.65% Pfd.	1,680,988	*(1)
50,000	Integrys Energy Group, Inc., 6.00% Pfd.	1,248,075	(1)
	Nextera Energy:
$1,997,000	FPL Group Capital, Inc., 6.65% 06/15/67	2,013,441	(1)
$1,500,000	FPL Group Capital, Inc., 7.30% 09/01/67, Series D	1,651,278	(1)(2)
	PECO Energy:
$3,600,000	PECO Energy Capital Trust IV, 5.75% 06/15/33	3,282,606	(1)(2)
	PPL Corp:
$3,450,000	PPL Capital Funding, Inc., 6.70% 03/30/67, Series A	3,460,992	(1)(2)
$3,900,000	Puget Sound Energy, Inc., 6.974% 06/01/67	3,975,426	(1)(2)
44,864	Southern California Edison, 6.50% Pfd., Series D	4,646,228	*(1)
		47,353,767

	Energy — 2.9%
$750,000	DCP Midstream LLC, 5.85% 05/21/2043, 144A****	706,875
$7,050,000	Enbridge Energy Partners LP, 8.05% 10/01/37	7,946,034	(1)(2)
		8,652,909

	Real Estate Investment Trust (REIT) — 3.2%
7,500	CommonWealth REIT, 7.25% Pfd., Series E	180,235
	Duke Realty Corp.:
8,000	Duke Realty Corp, 6.50% Pfd., Series K	193,000
21,000	Duke Realty Corp, 6.60% Pfd., Series L	510,122
	Kimco Realty Corporation:
52,436	Kimco Realty Corporation, 6.90% Pfd, Series H	1,350,751
	National Retail Properties:
35,000	National Retail Properties, Inc., 5.70% Pfd, Series E	726,688
14,970	National Retail Properties, Inc., 6.625% Pfd, Series D	357,371
	PS Business Parks:
6,698	PS Business Parks, Inc., 5.70% Pfd., Series V	142,483
7,128	PS Business Parks, Inc., 5.75%, Pfd., Series U	151,898
56,000	PS Business Parks, Inc., 6.45% Pfd., Series S	1,329,020
35,000	PS Business Parks, Inc., 6.875% Pfd., Series R	885,850
148,030	Realty Income Corporation, 6.625% Pfd., Series F	3,702,230	(1)(2)
8,215	Weingarten Realty Investors, 6.50% Pfd., Series F	199,234
		9,728,882

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Miscellaneous Industries — 2.1%
37,400	Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A****	$3,272,500	*
19,000	Stanley Black & Decker, Inc., 5.75% Pfd. 07/25/52	449,470	(1)
$2,850,000	Textron Financial Corporation, 6.00% 02/15/67, 144A****	2,572,125	(1)
		6,294,095

	Total Preferred Securities (Cost $263,476,448)	272,336,261

Corporate Debt Securities — 7.6%
	Banking — 1.8%
$3,741,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	4,282,547	(1)(2)
24,770	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	583,643
20,000	Zions Bancorporation, 6.95%, 09/15/28, Sub Notes	536,250
		5,402,440

	Financial Services — 0.4%
28,603	Affiliated Managers Group, Inc., 6.375% 08/15/42	699,672
$4,726,012	Lehman Brothers, Guaranteed Note, Variable Rate, 5.843% 12/16/16, 144A****	543,491	(4)(5)††
4,193	Raymond James Financial, 6.90% 03/15/42	109,280
		1,352,443

	Insurance — 3.9%
$3,000,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	3,228,864	(1)(2)
	Unum Group:
$7,000,000	UnumProvident Corporation, 7.25% 03/15/28	8,428,007	(1)(2)
		11,656,871

	Energy — 0.7%
$1,600,000	Energy Transfer Partners LP, 8.25%, 11/15/2029	1,984,050	(1)
		1,984,050

	Real Estate Investment Trust (REIT) — 0.0%
7,031	CommonWealth REIT, 7.50% 11/15/19	147,651
		147,651

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2014 (Unaudited)

Shares/$ Par		Value

Corporate Debt Securities — (Continued)
	Miscellaneous Industries — 0.8%
	Pulte Group Inc.:
$2,160,000	Pulte Homes, Inc., 7.875% 06/15/32	$2,332,800	(1)(2)
		2,332,800

	Total Corporate Debt Securities (Cost $20,782,983)	22,876,255

Common Stock — 0.3%
	Banking — 0.2%
13,500	CIT Group, Inc.	657,180	*
		657,180

	Utilities — 0.1%
11,750	Exelon Corporation	357,318	*
		357,318

	Total Common Stock (Cost $3,031,124)	1,014,498

Money Market Fund — 0.1%
	BlackRock Liquidity Funds:
356,835	T-Fund	356,835
	Total Money Market Fund (Cost $356,835)	356,835

Total Investments (Cost $287,647,390***)	98.7%		$296,583,849

Other Assets And Liabilities (Net)	1.3%		3,803,166

Total Managed Assets	100.0%	‡	$300,387,015

Loan Principal Balance			(102,900,000)

Total Net Assets Available To Common Stock			$197,487,015

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.

Flaherty & Crumrine Total Return Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

February 28, 2014 (Unaudited)

****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At February 28, 2014, these securities amounted to $64,392,890 or 21.4% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $188,423,905 at February 28, 2014.
(2)	All or a portion of this security has been rehypothecated. The total value of such securities was $75,025,177 at February 28, 2014.
(3)	Foreign Issuer.
(4)	Illiquid security (designation is unaudited).
(5)	Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of February 28, 2014.
(6)	Represents the rate in effect as of the reporting date.
††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:
Pfd.	—	Preferred Securities
REIT	—	Real Estate Investment Trust

Flaherty & Crumrine Total Return Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)

For the period from December 1, 2013 through February 28, 2014 (Unaudited)

Value
OPERATIONS:
Net investment income	$3,799,393
Net realized gain/(loss) on investments sold during the period	2,319,315
Change in net unrealized appreciation/(depreciation) of investments	2,671,410

Net increase in net assets resulting from operations	8,790,118

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(2)	(4,948,909)

Total Distributions to Common Stock Shareholders	(4,948,909)

NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK
FOR THE PERIOD	$3,841,209

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$193,645,806
Net increase in net assets during the period	3,841,209

End of period	$197,487,015

(1)

These tables summarize the three months ended February 28, 2014 and should be read in conjunction with the Fund’s audited financial statements, including footnotes, in its Annual Report dated November 30, 2013.

(2)	May include income earned, but not paid out, in prior fiscal year.

Flaherty & Crumrine Total Return Fund Incorporated

FINANCIAL HIGHLIGHTS(1)

For the period from December 1, 2013 through February 28, 2014 (Unaudited)

For a Common Stock share outstanding throughout the period

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$19.56

INVESTMENT OPERATIONS:
Net investment income	0.38
Net realized and unrealized gain/(loss) on investments.	0.51

Total from investment operations	0.89

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.50)

Total distributions to Common Stock Shareholders	(0.50)

Net asset value, end of period	$19.95

Market value, end of period	$19.25

Common Stock shares outstanding, end of period	9,897,817

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Net investment income†	7.96	%*
Operating expenses including interest expense	1.84	%*
Operating expenses excluding interest expense	1.30	%*

SUPPLEMENTAL DATA:††
Portfolio turnover rate	8	%**
Total managed assets, end of period (in 000’s)	300,387
Ratio of operating expenses including interest expense to total managed assets	1.20	%*
Ratio of operating expenses excluding interest expense to total managed assets	85	%*

(1)

These tables summarize the three months ended February 28, 2014 and should be read in conjunction with the Fund’s audited financial statements, including footnotes, in its Annual Report dated November 30, 2013.

*	Annualized.
**	Not annualized.
†	The net investment income ratios reflect income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes loan principal balance.

Flaherty & Crumrine Total Return Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock (Unaudited)

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 31, 2013	$0.2280	$19.24	$18.57	$18.67
January 31, 2014	0.1360	19.59	18.73	18.75
February 28, 2014	0.1360	19.95	19.25	19.24

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Aggregate Information for Federal Income Tax Purposes

At February 28, 2014, the aggregate cost of securities for federal income tax purposes was $298,460,925, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $20,909,749 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $22,786,825.

2.	Additional Accounting Standards

Fair Value Measurements: The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. A summary of the inputs used to value the Fund’s investments as of February 28, 2014 is as follows:

	Total Value at February 28, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$117,216,378	$87,414,670	$29,786,708	$15,000
Financial Services	5,623,676	4,917,096	706,580	—
Insurance	77,466,554	49,081,579	28,384,975	—
Utilities	47,353,767	11,745,036	35,608,731	—
Energy	8,652,909	7,946,034	706,875	—
Real Estate Investment Trust (REIT)	9,728,882	9,728,882	—	—
Miscellaneous Industries	6,294,095	449,470	5,844,625	—
Corporate Debt Securities	22,876,255	2,076,496	20,256,268	543,491
Common Stock
Banking	657,180	657,180	—	—
Utilities	357,318	357,318	—	—
Money Market Fund	356,835	356,835	—	—

Total Investments	$296,583,849	$174,730,596	$121,294,762	$558,491

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

During the reporting period, there were no transfers into Level 1 from Level 2 or into Level 2 from Level 1.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services—approved by the Board and unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active participant in the markets.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Preferred Securities
	Total Investments	Banking	Corporate Debt Securities
Balance as of 11/30/13	$498,046	$15,000	$483,046
Accrued discounts/premiums	—	—	—
Realized gain/(loss)	—	—	—
Change in unrealized appreciation/(depreciation)	60,445	—	60,445
Purchases	—	—	—
Sales	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Balance as of 02/28/14	$558,491	$15,000	$543,491

For the three months ended February 28, 2014, total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $60,445.

Flaherty & Crumrine Total Return Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of Level 3 investments:

Category	Fair Value at 02/28/14	Valuation Technique	Unobservable Input	Input Range (Wgt Avg)
Preferred Securities
Banking	$15,000	Bankruptcy recovery	Credit/Structure-specific recovery	0.00%-0.50% (0.15%)

Corporate Debt
Securities	543,491	Bankruptcy recovery	Credit/Structure-specific recovery	10%-20% (11.5%)

The significant unobservable inputs used in the fair value measurement technique for bankruptcy recovery are based on recovery analysis that is specific to the security being valued, including the level of subordination and structural features of the security, and the current status of any bankruptcy or liquidation proceedings. Observable market trades in bankruptcy claims are utilized by management, when available, to assess the appropriateness of valuations, although the frequency of trading depends on the specific credit and seniority of the claim. Expected recoveries in bankruptcy by security type and industry do not tend to deviate much from historical recovery rates, which are very low (sometimes zero) for preferred securities and more moderate for senior debt. Significant changes in these inputs would result in a significantly higher or lower fair value measurement.

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Directors

Donald F. Crumrine, CFA

Chairman of the Board

David Gale

Morgan Gust

Karen H. Hogan

Robert F. Wulf, CFA

Officers

Donald F. Crumrine, CFA

Chief Executive Officer

Robert M. Ettinger, CFA

President

R. Eric Chadwick, CFA

Chief Financial Officer,

Vice President and Treasurer

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Vice President and

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated

e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Investments LLC

1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Total Return Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon Investment c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Total Return Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Quarterly

Report

February 28, 2014

www.preferredincome.com